                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                                   ----------


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        February 19, 1999
                                                 -------------------------------


                              CKE RESTAURANTS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  1-13192                  33-0602639
--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission             (I.R.S. Employer
       of Incorporation)           File Number)            Identification No.)


401 Carl Karcher Way, Anaheim, California                                92801
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code         (714) 774-5796
                                                    ----------------------------


             1200 North Harbor Boulevard, Anaheim, California 92801
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On February 19, 1999, CKE Restaurants, Inc. (the "Registrant") gave public notice of its intention, subject to market and other conditions, to raise $200 million through a private placement of senior subordinated notes not registered or required to be registered under the Securities Act of 1933, as amended.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the notice of the proposed offering given by the Registrant on February 19, 1999.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c) Exhibits. The following exhibits are filed as part of this report.

                  Exhibit Number                     Description
                  --------------                     -----------
                        99.1      Press Release - February 19, 1999 - CKE
                                  Restaurants Announces Intentions to Raise $200
                                  million.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CKE RESTAURANTS, INC.



Date:  February 19, 1999                     By:    /s/ CARL A. STRUNK
                                                    ----------------------------
                                                    Carl A. Strunk,
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

                                                                                            Sequentially
Exhibit Number                                     Description                              Numbered Page
--------------                                     -----------                              -------------
       99.1                         Press Release - February 19, 1999
                                    CKE Restaurants Announces Intentions
                                    to Raise $200 million.